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                                                                  Exhibit 10.7


                   FIRST AMENDMENT TO AGREEMENT OF EMPLOYMENT,
                       CONFIDENTIALITY AND NON-COMPETITION


         THIS FIRST AMENDMENT TO AGREEMENT OF EMPLOYMENT, CONFIDENTIALITY AND NON-COMPETITION (the "Amendment") is made and entered into this 5th day of October, 2004, by and between FRICTION PRODUCTS CO., a Delaware corporation which is also known as (among other things) Wellman/Friction Products and the Wellman Products Group, and which maintains a place of business at 920 Lake Road, Medina, Ohio 44256 (hereinafter referred to as "Employer"), and STEVEN J. CAMPBELL, an individual who resides at 451 Falls Road, Chagrin Falls, Ohio 44022 (hereinafter referred to as "Employee").

                                R E C I T A L S :

         A. The parties hereto are parties to an Agreement of Employment, Confidentiality and Non-Competition entered into as of January 27, 2004 (the "Agreement").

         B. The parties now desire to amend the Agreement, in the manner hereinafter set forth.

         ACCORDINGLY, in consideration of the promises hereinafter set forth and in consideration of the continued employment of Employee by Employer, the parties agree as follows:

         1. CHANGE OF POSITION. As of the Effective Date (as hereinafter defined), and in addition to continuing to work at the position of President of Employer, Employee shall also work at the positions of Senior Vice President of Hawk Corporation ("Hawk") and as President of Hawk's Performance Racing segment. Hawk is the parent company of Employer. Paragraph 1 of the Agreement is hereby amended by the addition of the positions described herein to the positions at which Employee is to work.

         2. AMENDMENT TO SEVERANCE PROVISION. Paragraph 3 of the Agreement, captioned "Severance", is hereby amended by changing the last phrase of the first sentence from "for a period of six months following the date of termination." to "for a period of fourteen (14) months following the date of termination."

         3. EFFECTIVE DATE. The "Effective Date" of this Amendment is the date of execution, as set forth above.


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         4. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent modified by this Amendment, the Agreement remains in full force and effect. The Agreement, as amended by this Amendment, embodies the entire agreement and understanding between Employer and Employee relating to the subject matter thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first hereinabove mentioned.


                                   FRICTION PRODUCTS CO.
                                   ("Employer")

                                   By:  /s/ Ronald E. Weinberg
                                        --------------------------------------
                                   Its:   Chairman and Chief Executive Officer
                                          ------------------------------------



                                   /s/ Steven J. Campbell
                                   -------------------------------------------
                                   STEVEN J. CAMPBELL
                                   ("Employee")




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